Exhibit 10.9

SECOND AMENDMENT TO GROUND LEASE

THIS SECOND AMENDMENT TO GROUND LEASE (the “Second Amendment”) is made and entered into as of November 8, 2017, by and between TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company (“Landlord”), and TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Ground Lease, dated November 15, 2012 (the “Original Lease”), with respect to a portion of that certain petrochemical refinery located in Skagit County, Washington (the “Original Premises”), as more particularly described in the Original Lease.

B. Landlord and Tenant entered into that certain First Amendment to Ground Lease, dated July 1, 2014 (the “First Amendment”), which First Amendment (among other things) expanded the Premises covered by the Original Lease to include the “Load/Unload Facility” and “Truck Rack” (as defined in the First Amendment). The Original Lease as amended by the First Amendment is referred to herein as the “Lease.”

C. Landlord and Tenant desire, among other items, to further amend the Lease to add the “Additional Rail Facility Premises” (as defined below) to the Premises covered by the Lease.

D. Concurrently herewith, Landlord and Tenant have entered into (i) that certain Anacortes Manifest Rail Terminalling Services Agreement (the “AMRTSA”), which among other things contains their agreement to terminate the “MUTA” as defined in the Lease, (ii) that certain Storage Services Agreement – Anacortes II (the “SSA”), (iii) that certain Transportation Services Agreement (Anacortes Short-Haul Pipelines) (the “Pipeline TSA”), and (iv) that certain Anacortes Marine Terminal Operating Agreement (the “AMTOA”).

E. Concurrently herewith, Landlord has transferred to Tenant, as contemplated by Section 1 of the First Amendment, the rail tracks located on the Load/Unload Facility and the Truck Rack.

F. Concurrently herewith, Landlord has assigned to Tenant Landlord’s remaining rights under the “Industry Track Agreement” as defined in Section 6.02(b) of the Lease and Tenant has assumed Landlord’s remaining obligations under the Industry Track Agreement.

G. Capitalized terms used but not defined in this Second Amendment shall have the meanings attributed to them in the Original Lease and the First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

AMENDMENT

1.	Expansion of Premises. Commencing on the date hereof, the “Premises” as defined in and covered by the Lease shall be expanded to include the real property described in Exhibit A to this Second Amendment (the “Additional Rail Facility Premises”) in addition to the real property described in Exhibit B to the Lease as attached to the First Amendment. As used in the Lease as amended by this Second Amendment:

(a) “Rail Facility” refers only to the Original Premises and the Additional Rail Facility Premises.

(b) “Load/Unload Facility” means the liquid petroleum gas rail loading and unloading area that is located adjacent to the Original Premises.

(c) “Truck Rack” means the truck rack area that is located generally to the west of the Original Premises and the Load/Unload Facility.

2.	Rail Track Easement. The Lease is hereby amended to add the following as Section 1.03 thereof:

1.03 Rail Track Easement. Tenant is hereby granted A non-exclusive easement over and across that portion of the Refinery described in Exhibit B to this Second Amendment during the term of this Lease for the installation, maintenance, repair and replacement of rail tracks owned by Tenant connecting the “Storage Facility” (as defined in the SSA) to the Additional Rail Facility Premises.

3.	Rent. Article 3 of the Lease is deleted in its entirety, and the following text is hereby substituted therefor:

ARTICLE 3. RENT

The parties acknowledge that rent for the Premises for entire Lease term has been paid in full in advance, in accordance with the terms of that certain Contribution, Conveyance and Assumption Agreement dated as of November 15, 2012 by and among Tesoro Corporation, Landlord, Tesoro Logistics GP, LLC, Tesoro Logistics LP and Tenant (the “2012 Contribution Agreement”), that certain Contribution, Conveyance and Assumption Agreement dated as of July 1, 2014, by and among Tesoro Corporation, Landlord, Tesoro Logistics GP, LLC, Tesoro Logistics LP, Tenant, Tesoro Alaska Company, LLC, and Tesoro Logistics Pipelines LLC (the “2014 Contribution Agreement”), and that certain Contribution, Conveyance and Assumption Agreement of even date herewith, by and among Andeavor, Landlord, Andeavor Logistics LP, and Tenant, as amended, restated, modified or supplemented from time to time (the “2017 Contribution Agreement”). The 2012 Contribution Agreement, the 2014 Contribution Agreement, and the 2017 Contribution Agreement are collectively hereafter referred to as the “Contribution Agreement.”

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4.	Permitted Use. Section 6.01 of the Lease (as amended by the First Amendment) is amended by substituting “the Original Premises and the Additional Rail Facility Premises” for “the Existing Premises” wherever those terms may appear in such Section 6.01.

5.	Commercial Agreements. The definition of “Commercial Agreements” in the Lease is amended to mean collectively the Terminalling Agreement, the Track Use Agreement, the AMRTSA, the SSA, the Pipeline TSA, and the AMTOA. All references in the Lease to the MUTA are hereby deleted.

6.	Tenant’s Option to Purchase.

(a) Clause (a) of Section 18.02 of the Lease is amended to read: “Tenant is not in default of any of the terms this Lease or the Commercial Agreements, and”.

(b) The Additional Rail Facility Premises are hereby added to the legal descriptions set forth in:

(i) Exhibit A (labeled “EXHIBIT A TO RIGHT OF FIRST REFUSAL, OPTION AGREEMENT AND AGREEMENT OF PURCHASE AND SALE”) to Exhibit C to the Lease as attached to the First Amendment.

(ii) Exhibit A (labeled “EXHIBIT A TO MEMORANDUM OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT”) to Exhibit B to Exhibit C to the Lease as attached to the First Amendment.

7.	Other Agreements. Subsection 20.07(a) of the Lease is hereby deleted.

8.	Effect of Amendment. Except as expressly set forth in this Second Amendment, the terms of the Lease remain in full force and effect and are hereby ratified and confirmed.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Second Amendment to be duly executed as of the day and year first above written.

LANDLORD:		TENANT:

TESORO REFINING & MARKETING COMPANY LLC		TESORO LOGISTICS OPERATIONS LLC

By:	/S/ GREGORY J. GOFF	By:	/S/ STEVEN M. STERIN
	Gregory J. Goff		Steven M. Sterin
	President		President and Chief Financial Officer

Signature Page to Anacortes Second Amendment to Ground Lease

STATE OF _______________	)
) ss.
COUNTY OF _____________	)

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, who signed this instrument as the _________________ of TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such company for the uses and purposes mentioned in the instrument, and on oath stated ______ was authorized to execute said instrument.

Dated: _______________, 2017

Print Name:
NOTARY PUBLIC in and for the State of ____________, residing at ____________ My appointment expires ______________

STATE OF _______________	)
) ss.
COUNTY OF _____________	)

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, who signed this instrument as the _________________ of TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated ______ was authorized to execute said instrument.

Dated: _______________, 2017

Print Name:
NOTARY PUBLIC in and for the State of ____________, residing at ____________ My appointment expires ______________

EXHIBIT A

TO

SECOND AMENDMENT TO GROUND LEASE

Legal Description of Additional Rail Facility Premises

Legal Description

Storage Rail Parcel

A portion of Government Lots 3 & 4, Section 29 and Government Lots 7 & 8, Section 32, T. 35 N., R. 2 E., Willamette Meridian, Skagit County, Washington, being more particularly described by metes and bounds as follows:

Commencing at the Section Corner common to Sections 28/29/32/33 Township 35 North, Range 2 East, Willamette Meridian, from which the South Quarter corner of Section 28 bears S 86° 40’ 54” E; thence N 72° 34’ 24” W 521.47 feet to the Point Of Beginning;

thence S 50° 52’ 58” W 47.08 feet;

thence S 15° 02’ 59” E 782.62 feet;

thence S 52° 13’ 33” E 9.87 feet;

thence S 11° 13’ 28” E 439.11 feet;

thence S 05° 20’ 05” E 283.22 feet;

thence S 00° 25’ 10” W 413.01 feet;

thence S 28° 07’ 40” W 10.68 feet;

thence S 00° 21’ 22” W 220.25 feet;

thence N 87° 56’ 03” W 41.08 feet;

thence N 00° 21’ 22” E 75.35 feet;

thence S 24° 44’ 56” E 24.58 feet;

thence N 01° 28’ 08” W 176.30 feet;

thence N 00° 45’ 44” E 160.11 feet to a point of curvature;

thence along the arc of a 1,340.00 foot radius curve to the left, through a central angle of 09° 26’ 37”, (the chord being N 03° 57’ 34” W 220.61 feet) having an arc length of 220.86 to a point of tangency;

thence N 08° 40’ 52” W 250.61 feet;

thence N 00° 13’ 05” W 49.90 feet to a point of non-tangent curvature;

thence along the arc of a 37.00 foot radius curve to the left, through a central angle of 49° 12’ 54”, (the chord being N 03° 55’ 29” E 30.81 feet) having an arc length of 31.78 feet to a point of non-tangency;

Exhibit A

to Second Amendment to Ground Lease

thence N 07° 46’ 54” W 68.77 feet to a point of non-tangent curvature;

thence along the arc of a 2,094.73 foot radius curve to the left, through a central angle of 08° 06’ 59”, (the chord being N 12° 31’ 50” W 296.49 feet) having an arc length of 296.74 feet to a point of non-tangency;

thence N 13° 21’ 25” W 147.08 feet;

thence N 14° 40’ 44” W 297.68 feet;

thence N 20° 07’ 43” W 132.54 feet;

thence N 15° 00’ 31” W 145.44 feet;

thence N 13° 42’ 27” W 159.08 feet;

thence N 10° 52’ 54” W 96.00 feet;

thence N 14° 57’ 10” W 140.54 feet;

thence N 16° 15’ 24” W 319.42 feet to a point of non-tangent curvature;

thence along the arc of a 560.00 foot radius curve to the right through a central angle of 32° 25’ 38”, (the chord being N 06° 15’ 25” W 312.73 feet) having an arc length of 316.94 feet to a point of non-tangency;

thence N 01° 33’ 52” E 352.96 feet;

thence S 87° 48’ 08” E 106.80 feet;

thence N 02° 56’ 48” E 669.40 feet;

thence S 87° 07’ 14” E 30.16 feet;

thence N 50° 38’ 24” E 25.27 feet;

thence N 02° 55’ 07” E 39.56 feet;

thence S 86° 15’ 07” E 169.20 feet;

thence N 28° 39’ 02” E 69.62 feet;

thence S 87° 02’ 54” E 201.71 feet;

thence S 06° 43’ 27” W 38.20 feet;

thence S 89° 50’ 53” W 104.43 feet;

thence S 35° 46’ 09” W 159.65 feet;

thence S 04° 22’ 18” E 448.04 feet;

thence S 00° 14’ 35” W 279.53 feet;

thence S 14° 08’ 57” W 111.89 feet;

thence S 09° 03’ 19” W 175.22 feet;

thence S 05° 07’ 34” W 215.53 feet;

thence S 03° 10’ 17” W 95.46 feet;

Exhibit A

to Second Amendment to Ground Lease

thence S 75° 00’ 26” W 17.17 feet;

thence S 42° 02’ 08” W 90.49 feet;

thence S 22° 50’ 31” W 22.30 feet;

thence S 00° 22’ 16” W 199.74 feet;

thence S 02° 57’ 31” E 7.71 feet;

thence S 05° 58’ 42” E 174.76 feet to the Point Of Beginning.

Containing 16.079 acres, more or less.

Legal Description

Add Rail Parcel

A portion of Government Lots 6 and 7, Section 32 and Section 33, T. 35 N., R. 2 E., Willamette Meridian, Skagit County, Washington, being more particularly described by metes and bounds as follows:

Commencing at the Section Corner common to Sections 28/29/32/33 Township 35 North, Range 2 East, Willamette Meridian, from which the South Quarter corner of said Section 28 bears S 86° 40’ 54” E; thence S 06° 21’ 59” W 2,043.15 feet to a point on the Southerly Right-of- Way of North Texas Road, said point being the Point Of Beginning;

thence S 00° 37’ 51” W 228.32 feet to a point of curvature;

thence along the arc of a 1,618.50 foot radius curve to the left, through a central angle of 14° 12’ 37”, (the chord being S 06° 28’ 27” E 400.39 feet) having an arc length of 401.41 feet to a point of tangency;

thence S 13° 34’ 46” E 509.07 feet;

thence S 76° 25’ 14” W 50.00 feet;

thence N 13° 34’ 46” W 509.07 feet to a point of curvature;

thence along the arc of a 1,668.50 foot radius curve to the right, through a central angle of 14° 12’ 37”, (the chord being N 06° 28’ 27” W 412.76 feet) having a length of 413.81 feet to a point of tangency;

thence N 00° 37’ 51” E 229.57 feet to the Southerly Right-of-Way of North Texas Road;

thence on said Southerly Right-of-Way S 87° 56’ 03” E 50.02 feet to the Point Of Beginning.

1.	Containing 1.315 acres, more or less.

Exhibit A

to Second Amendment to Ground Lease

EXHIBIT B

TO

SECOND AMENDMENT TO GROUND LEASE

Legal Description

Manifest Rail Track Easement Area

A portion of Section 28 and Government Lot 2, Section 29, T. 35 N., R. 2 E., Willamette Meridian, Skagit County, Washington, being more particularly described by metes and bounds as follows:

Commencing at the Section Corner common to Sections 28/29/32/33 Township 35 North, Range 2 East, Willamette Meridian, from which the South Quarter corner of said Section 28 bears S 86° 40’ 54” E; thence N 19° 27’ 22” E 3,383.83 feet to the Point Of Beginning;

thence N 87° 03’ 48” W 12.31 feet;

thence N 81° 03’ 47” W 135.14 feet;

thence N 87° 03’ 48” W 799.72 feet to a point of non-tangent curvature;

thence along the arc of a 640.57 foot radius curve to the left, through a central angle of 29° 12’ 19”, (the chord being S 79° 07’ 45” W 322.99 feet), having an arc length of 326.52 feet to a point of non-tangency;

thence N 22° 57’ 59” E 3.43 feet;

thence N 23° 06’ 04” E 26.23 feet to a point of non-tangent curvature;

thence along the arc of a 660.56 foot radius curve to the right, through a central angle of 27° 15’ 54”, (the chord being N 80° 05’ 14” E 311.38 feet), having an arc length of 314.34 feet to a point of non-tangency;

thence S 87° 03’ 48” E 946.31 feet;

thence S 02° 57’ 39” W 34.13 feet to the Point Of Beginning.

Containing 0.607 acres, more or less.

Exhibit B

to Second Amendment to Ground Lease